UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 1, 2014

Date of Report (Date of earliest event reported)

SUCCESS HOLDING GROUP INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada	333-188563	99-0378256
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

531 Airport North Office Park Fort Wayne, Indiana	46825
(Address of principal executive offices)	(Zip Code)

(260) 490-9990

Registrant’s telephone number, including area code

n/a

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Change in Fiscal Year

On December 1, 2014, the Board of Directors of Success Holding Group International, Inc., a Nevada corporation (the "Company"), authorized an amendment to its Bylaws to change the Company's fiscal year end from February 28 to December 31. Therefore, the Company will be making the following filings regarding its quarterly and annual financials:

(a)	10-Q period ending 11-30-14	Due Jan 15, 2015

(b)	10-K Transitional period ending 12-31-14	Due March 30, 2015

(c)	10-Q period ending 3-30-15	Due May 15, 2015

(d)	10-Q period ending 6-30-2015	Due August 15, 2015

(e)	10-Q period ending 9-30-2015	Due November 15, 2015; and

(f)	10-K period ending 12-31-2015	Due March 30, 2016.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCCESS HOLDING GROUP INTERNATIONAL INC.

Date: December 8, 2014	By:	/s/ Brian Kistler
Brian Kistler
President